INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenues:
Products	$ 51,673	$ 57,917
Services	18,212	15,600
Total revenues	69,885	73,517
Cost of revenues:
Products	23,821	26,193
Services	4,823	3,961
Total cost of revenues	28,644	30,154
Gross profit	41,241	43,363
Operating expenses:
Research and development, net	14,676	16,228
Selling and marketing	22,637	22,895
General and administrative	4,655	3,716
Total operating expenses	41,968	42,839
Operating income (loss)	(727)	524
Financial income, net	606	102
Income (loss) before taxes on income	(121)	626
Income tax expenses, net	(2,179)	(950)
Net loss	$ (2,300)	$ (324)
Net loss per share - basic and diluted (in dollars per share)	$ (0.06)	$ (0.01)